UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21586

First Trust Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

First Trust
Enhanced Equity Income Fund (FFA)
Annual Report
For the Year Ended
December 31, 2020

First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2020

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.285 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objective, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Enhanced Equity Income Fund (FFA)
Annual Letter from the Chairman and CEO
December 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Enhanced Equity Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2020.
This past year has been a whirlwind of challenges for the U.S. and the coronavirus (“COVID-19”) pandemic tops the list. It has been a nasty, stubborn virus since it arrived early in 2020. Mistakes have been made, but talented people are working the problem. The U.S. appears to be on the cusp of turning the corner on this virus over the next few months thanks to a couple of vaccines that proved effective in clinical testing and garnered approval from the Food and Drug Administration in record time. Hopefully, more vaccines will be gaining approval soon. Speed is key when it comes to distributing the vaccines to the most vulnerable of our population. This is not the time for bottlenecks or logistical problems.
The COVID-19 pandemic not only derailed the bull market in stocks in the first quarter of 2020, but it also threw the U.S. economy into a recession (the first and second quarters of 2020 reflected negative real gross domestic product growth). In response to the negative fallout from the virus, the federal government has stepped up with trillions of dollars of stimulus to help backstop the millions of people who have lost their jobs, in many cases, through no fault of their own, or have seen their incomes slashed due to the curtailed business activity in certain sectors of the economy, such as leisure and entertainment. In addition to putting money in people’s pockets, the government’s efforts instilled some much needed confidence in the securities markets, in my opinion. After factoring in the 33.79% decline in the S&P 500® Index (the “Index”) from February 19, 2020 through March 23, 2020, as measured by total return performance, the Index managed to stage a dramatic rally to end 2020 up 18.40%, according to Bloomberg. I think that is incredible when you consider that, from 1926 through 2019, the average annual total return on the Index was 10.20%, according to Morningstar/Ibbotson Associates.
We now know that the Democratic party completed its blue wave by winning the two Senate runoff elections in Georgia on January 5, 2021. That means the Democrats have voting control, albeit by a slender margin, in the House of Representatives and Senate (by way of Vice President Kamala Harris being the deciding vote in 50-50 split votes) for the next two years once they take office. With President Biden in the White House and the results of the Georgia Senate races, the Democrats now have control of both the Executive and Legislative branches of the government. In addition to focusing on expediting the COVID-19 vaccinations (the President is calling for 100 million doses in his first 100 days in office), we expect President Biden to attempt to make some changes to the individual and corporate tax codes, distribute more financial stimulus to those Americans in need and perhaps push for some form of an infrastructure spending bill, which may receive bipartisan support, in our opinion. I believe the most important fight right now is not between the politicians, it is against the virus. We need to reopen the economy. As always, stay tuned and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Enhanced Equity Income Fund (FFA)
“AT A GLANCE”
As of December 31, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FFA
Common Share Price	$17.62
Common Share Net Asset Value (“NAV”)	$18.29
Premium (Discount) to NAV	(3.66)%
Net Assets Applicable to Common Shares	$365,431,959
Current Quarterly Distribution per Common Share(1)	$0.2850
Current Annualized Distribution per Common Share	$1.1400
Current Distribution Rate on Common Share Price(2)	6.47%
Current Distribution Rate on NAV(2)	6.23%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	10 Years Ended 12/31/20	Inception (8/26/04) to 12/31/20
Fund Performance(3)
NAV	16.84%	12.04%	11.07%	8.16%
Market Value	10.41%	14.07%	11.15%	7.61%
Index Performance
S&P 500® Index	18.40%	15.22%	13.88%	10.01%
CBOE S&P 500 BuyWrite Monthly Index	-2.75%	5.33%	6.14%	5.16%
(1)	Most recent distribution paid or declared through 12/31/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 12/31/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Enhanced Equity Income Fund (FFA)
“AT A GLANCE” (Continued)
As of December 31, 2020 (Unaudited)
Top Ten Holdings	% of Total Investments
Microsoft Corp.	7.6%
Apple, Inc.	7.5
JPMorgan Chase & Co.	3.5
UnitedHealth Group, Inc.	2.8
Thermo Fisher Scientific, Inc.	2.5
Merck & Co., Inc.	2.3
PayPal Holdings, Inc.	2.3
NVIDIA Corp.	2.2
Mastercard, Inc., Class A	2.2
Alphabet, Inc., Class C	2.2
Total	35.1%
Sector Allocation	% of Total Investments
Information Technology	30.6%
Health Care	14.2
Communication Services	11.5
Consumer Discretionary	10.8
Financials	10.7
Industrials	7.5
Consumer Staples	5.3
Real Estate	3.4
Utilities	3.1
Energy	1.8
Materials	1.1
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	93.7%
Real Estate Investment Trusts	3.3
Common Stocks - Business Development Companies	1.0
$100 Par Preferred Securities	0.7
Warrants	0.0*
Call Options Written	(0.1)
Net Other Assets and Liabilities	1.4
Total	100.0%

*	Amount is less than 0.1%.

Portfolio Commentary
First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Enhanced Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Chartwell Investment Partners, LLC (“Chartwell”), a wholly-owned subsidiary of TriState Capital Holdings, Inc., is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. Chartwell is the portfolio manager of the Fund.
Portfolio Management Team
Douglas W. Kugler, CFA
Principal, Senior Portfolio Manager
Peter M. Schofield, CFA
Principal, Senior Portfolio Manager
Commentary
First Trust Enhanced Equity Income Fund
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
The year 2020 was unlike any we have seen in quite some time. The worldwide coronavirus (“COVID-19”) pandemic was the driver of almost everything in our personal lives as well as in the financial markets. Despite the upheaval brought on by the pandemic, the S&P 500® Index (the “Index”) rose 18.40% (inclusive of dividends, 16.26% price-only), closing at an all-time high for the year ended December 31, 2020. This was quite a reversal from the depths of March 2020. Early in the year the Index rose 4.81% to an all-time high on February 19th before the market realized that the COVID-19 issue was going to have such a significant impact on our lives and the global economy. From that February high, the market fell 33.92% (price-only) in only 23 trading days. The decline occurred as the stunning cost to human life became better understood and the worldwide, government-imposed economic shutdowns began to take hold. Then, almost as quickly, the market began to rebound. While we cannot point to one thing that sparked the rally, there were several items, in our opinion, that contributed. The Federal government and the Federal Reserve (the “Fed”) communicated publicly that they would do what was needed to help offset the crippling economic impacts of the shutdown. They then approved, and began to implement, beneficial fiscal and monetary policies which were larger and more quickly executed than during the Great Financial Crisis of 2008-2009. In addition, some positive news on therapeutic treatments and possible vaccines began to surface followed by the desired ‘flattening of the curve’ in the number of new cases of COVID-19 which, as spring turned to summer, brought about some initial tentative ‘re-openings’ of numerous states that led to better than expected economic data. As the year progressed, there were periodic ‘waves’ of increased COVID-19 cases and deaths, yet the Index, buoyed by stronger than expected corporate earnings, low interest rates brought about by the Fed’s actions, fiscal stimulus and hopes surrounding effective vaccines, continued to rise. In the early fall, news broke that the healthcare community had found two highly effective vaccines for which distribution would start late in the year. The news caused a shift in the drivers of the market, from large-cap growth to small-cap and value, while also adding more fuel to the rally as the market gained over 12% in the fourth quarter of 2020 bringing the increase from Index lows to 67.88%.

Portfolio Commentary (Continued)
First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2020 (Unaudited)
Performance Summary
For the 12-month period ended December 31, 2020 the Fund’s net asset value (“NAV”) and market value total returns1 were 16.84% and 10.41%, respectively, on a total return basis. The Index returned 18.40% on a total return basis over the same period. The covered call options program had a slight positive influence on the Fund’s return for the same period. We are pleased with this outcome given the significant positive market move and the high level of volatility that occurred during the period. Overall, the equity portfolio underperformed the Index slightly during the 12-month period ended December 31, 2020 as the portfolio faced a couple of significant headwinds. As we’ve written about in the past, our approach in managing the Fund is to create a portfolio with a yield that is higher than that of the market while also having an overall valuation that is lower than that of the market. This causes the portfolio to have a slight tilt towards the value side of the value/growth continuum. As an example of the magnitude of the headwind facing value-tilted portfolios, the price return of the Russell 1000® Value Index trailed the price return of the Russell 1000® Growth Index by over 35 percentage points during the year. Another headwind was that higher yielding stocks also had difficulties in the period versus lower yielding stocks as shown by a Bank of America Merrill Lynch study. This study segmented the Index into those stocks with the highest yields and those with the lowest yields and compared their relative performance. For the year, the 200 stocks in the Index with the lowest yields returned an average of 36.91% while the 200 stocks in the Index with the highest yields returned -5.96%. Specifically, within the equity portfolio, the largest drag on relative performance came from stock selection with the Consumer Discretionary sector having the largest negative impact. Several of the Fund’s holdings in this sector were significantly impacted by the economic lockdowns caused by the COVID-19 pandemic. Otherwise solid companies such as Carnival Corp. (-56.89%), an operator of cruise lines, Six Flags Entertainment Corp. (-23.62%), an amusement park operator, and Las Vegas Sands Corp. (-10.46%), the owner and operator of casinos around the world, had their revenues cut severely due to the closure of global economies.
Another detractor within the Consumer Discretionary sector came from the Fund not owning Amazon.com, Inc. (+76.26%) which was a direct beneficiary of the closure as more people used Amazon’s services to replace regular shopping trips. Stock selection within the Technology sector was strong and helped to offset the detrimental impacts of the stock selection in the Consumer Discretionary sector. The Fund did not own any of the more newsworthy direct beneficiaries of shelter-in-place orders such as Zoom Video Communications, Inc. (+395.77%), however, it did own several stocks that did benefit such as Microsoft Corp. (+42.53%), PayPal Holdings, Inc. (+116.51%), and NVIDIA Corp. (+122.30%), a semi-conductor manufacturer, being examples.
Market Outlook
As we all know, our lives, the economy, and the markets over most of 2020 were upended by the COVID-19 pandemic and its all too unfortunate impacts. Thankfully, effective vaccines have been developed and now the difficult task of distribution of those vaccines in the United States and the rest of the world has begun. In addition, more therapeutic treatments have been found that mitigate the worst outcomes for those unfortunate enough to get infected with the virus. The faith in the healthcare sector and its ability to find treatments and vaccines that we expressed six months ago was well founded, but there is still a long way to go. Those vaccines have to be distributed and taken by enough people to create the oft-used “herd immunity” which we expect will slow, and eventually stop, the spread of the virus.
With the Index closing 2020 at all-time highs, we believe that the market is looking for strong earnings growth in the upcoming years. And that strong growth, in our opinion, ought to occur assuming the vaccine roll-out proceeds as expected which should allow for an eventual full re-opening of not only our domestic economy, but the global economy as well. We also believe that the market is currently expecting additional fiscal stimulus to come from the newly elected Administration which has effective control of both houses of Congress. What we are unsure of is whether or not the market is discounting any of the new Administration’s stated priorities around increased taxes on corporations and higher-income individuals and the likelihood of the reversal of the previous Administration’s loosening of regulatory burdens on corporate America.
Despite the surge of COVID-19 infections and the appearance of new variants of the virus we are witnessing at the time of this writing, our belief continues to be that human ingenuity, perseverance, and the strength of the worldwide healthcare system will allow us to move ahead toward something very close to the ‘normal’ that we had before the pandemic struck. While we have no idea when that point will be reached, we believe that the time is coming closer. In the meantime, the hard work of re-opening the economy will continue, in our opinion. Should the economic re-opening go well, we believe the market’s expectations should be met and that would provide a solid backdrop for the market and the Fund going forward. Should the re-opening stumble or the market’s expectations not be met, we would anticipate a bout of increased volatility which could see the Index decline, and possibly significantly, in our view. However, no matter the outcome, we will continue to manage the Fund with the objective of providing a high level of current income and gains and, to a lesser extent, capital appreciation over the market cycle.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS – 93.7%
	Aerospace & Defense – 1.9%
14,000	Boeing (The) Co. (a)	$2,996,840
11,000	Lockheed Martin Corp. (a)	3,904,780
		6,901,620
	Automobiles – 0.9%
75,000	General Motors Co.	3,123,000
	Banks – 5.7%
100,000	JPMorgan Chase & Co.	12,707,000
200,000	KeyCorp (a)	3,282,000
100,000	Truist Financial Corp. (a)	4,793,000
		20,782,000
	Beverages – 2.7%
107,000	Coca-Cola (The) Co.	5,867,880
18,500	Constellation Brands, Inc., Class A (a)	4,052,425
		9,920,305
	Capital Markets – 1.0%
52,500	Morgan Stanley (a)	3,597,825
	Chemicals – 1.1%
15,000	Linde PLC (a)	3,952,650
	Communications Equipment – 1.4%
117,500	Cisco Systems, Inc.	5,258,125
	Diversified Telecommunication Services – 3.1%
215,000	AT&T, Inc. (a)	6,183,400
90,000	Verizon Communications, Inc. (a)	5,287,500
		11,470,900
	Electric Utilities – 2.2%
100,000	Exelon Corp.	4,222,000
135,000	PPL Corp. (a)	3,807,000
		8,029,000
	Electronic Equipment, Instruments & Components – 0.8%
22,500	Keysight Technologies, Inc. (a) (b)	2,972,025
	Entertainment – 4.6%
79,000	Activision Blizzard, Inc. (a)	7,335,150
90,000	Cinemark Holdings, Inc. (a)	1,566,900
157,500	Lions Gate Entertainment Corp., Class B (a) (b)	1,634,850
35,000	Walt Disney (The) Co. (a) (b)	6,341,300
		16,878,200
	Food & Staples Retailing – 1.8%
17,500	Costco Wholesale Corp.	6,593,650
	Food Products – 0.7%
45,000	Mondelez International, Inc., Class A (a)	2,631,150
	Health Care Equipment & Supplies – 1.4%
23,000	Danaher Corp.	5,109,220
	Health Care Providers & Services – 2.8%
29,000	UnitedHealth Group, Inc. (a)	10,169,720
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure – 2.8%
85,000	Carnival Corp. (a)	$1,841,100
60,000	Las Vegas Sands Corp. (a)	3,576,000
52,000	Restaurant Brands International, Inc.	3,177,720
47,500	Six Flags Entertainment Corp. (a)	1,619,750
		10,214,570
	Industrial Conglomerates – 2.0%
35,000	Honeywell International, Inc. (a)	7,444,500
	Insurance – 3.0%
41,000	Arthur J. Gallagher & Co.	5,072,110
37,000	Chubb, Ltd. (a)	5,695,040
		10,767,150
	Interactive Media & Services – 3.2%
4,500	Alphabet, Inc., Class C (a) (b)	7,883,460
14,000	Facebook, Inc., Class A (b)	3,824,240
		11,707,700
	Internet & Direct Marketing Retail – 1.1%
17,500	Alibaba Group Holding Ltd., ADR (a) (b)	4,072,775
	IT Services – 4.5%
22,500	Mastercard, Inc., Class A (a)	8,031,150
35,000	PayPal Holdings, Inc. (a) (b)	8,197,000
		16,228,150
	Life Sciences Tools & Services – 2.4%
19,000	Thermo Fisher Scientific, Inc. (a)	8,849,820
	Machinery – 2.2%
22,000	Caterpillar, Inc. (a)	4,004,440
22,000	Stanley Black & Decker, Inc. (a)	3,928,320
		7,932,760
	Media – 0.4%
39,000	ViacomCBS, Inc., Class B (a)	1,453,140
	Oil, Gas & Consumable Fuels – 1.8%
50,000	Hess Corp.	2,639,500
58,500	Occidental Petroleum Corp. (a)	1,012,635
26,500	Pioneer Natural Resources Co.	3,018,085
		6,670,220
	Pharmaceuticals – 6.7%
100,000	Bristol-Myers Squibb Co. (a)	6,203,000
40,000	Horizon Therapeutics PLC (b)	2,926,000
102,000	Merck & Co., Inc. (a)	8,343,600
42,500	Zoetis, Inc. (a)	7,033,750
		24,506,350
	Road & Rail – 1.3%
52,000	CSX Corp. (a)	4,719,000
	Semiconductors & Semiconductor Equipment – 5.5%
157,000	Intel Corp.	7,821,740
56,500	Micron Technology, Inc. (b)	4,247,670

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
15,500	NVIDIA Corp. (a)	$8,094,100
		20,163,510
	Software – 10.6%
15,000	Adobe, Inc. (a) (b)	7,501,800
123,000	Microsoft Corp. (a)	27,357,660
14,500	Synopsys, Inc. (a) (b)	3,758,980
		38,618,440
	Specialty Retail – 3.9%
17,000	Burlington Stores, Inc. (b)	4,446,350
83,000	Foot Locker, Inc.	3,356,520
41,000	Lowe’s Cos., Inc. (a)	6,580,910
		14,383,780
	Technology Hardware, Storage & Peripherals – 7.4%
204,000	Apple, Inc. (a)	27,068,760
	Textiles, Apparel & Luxury Goods – 1.9%
50,000	NIKE, Inc., Class B	7,073,500
	Water Utilities – 0.9%
20,000	American Water Works Co., Inc. (a)	3,069,400
	Total Common Stocks	342,332,915
	(Cost $240,183,291)
REAL ESTATE INVESTMENT TRUSTS – 3.3%
	Equity Real Estate Investment Trusts – 3.3%
34,000	Crown Castle International Corp. (a)	5,412,460
120,000	Healthcare Trust of America, Inc., Class A	3,304,800
43,000	Lamar Advertising Co., Class A (a)	3,578,460
	Total Real Estate Investment Trusts	12,295,720
	(Cost $9,729,380)
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES - 1.0%
	Capital Markets – 1.0%
215,000	Ares Capital Corp. (a)	3,631,350
	(Cost $3,728,891)
WARRANTS – 0.0%
	Oil, Gas & Consumable Fuels – 0.0%
7,312	Occidental Petroleum Corp., expiring 08/03/2027 (b)	49,795
	(Cost $36,194)

Shares	Description	Stated Rate	Stated Maturity	Value
$100 PAR PREFERRED SECURITIES – 0.7%
	Health Care Equipment & Supplies – 0.7%
22,500	Boston Scientific Corp., Series A	5.50%	06/01/23	2,465,325
	(Cost $2,579,715)

Total Investments – 98.7%	360,775,105
(Cost $256,257,471) (c)

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2020
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.1)%
(100)	Activision Blizzard, Inc.	$(928,500)	$92.50	Jan 2021	$(23,500)
(40)	Burlington Stores, Inc.	(1,046,200)	260.00	Jan 2021	(36,120)
(75)	Caterpillar, Inc.	(1,365,150)	190.00	Jan 2021	(9,375)
(100)	Cinemark Holdings, Inc.	(174,100)	17.50	Jan 2021	(12,000)
(200)	Cinemark Holdings, Inc.	(348,200)	20.00	Jan 2021	(8,800)
(130)	Foot Locker, Inc.	(525,720)	47.50	Jan 2021	(910)
(100)	Horizon Therapeutics PLC	(731,500)	80.00	Jan 2021	(13,500)
(100)	Lamar Advertising Co., Class A	(832,200)	87.50	Jan 2021	(7,500)
(100)	NIKE, Inc., Class B	(1,414,700)	155.00	Jan 2021	(1,600)
(125)	Occidental Petroleum Corp.	(216,375)	24.00	Jan 2021	(625)
(125)	Occidental Petroleum Corp.	(216,375)	29.00	Jan 2021	(250)
(75)	PayPal Holdings, Inc.	(1,756,500)	260.00	Jan 2021	(5,250)
(275)	S&P 500® Index (d)	(103,291,925)	3,875.00	Jan 2021	(116,600)
(275)	S&P 500® Index (d)	(103,291,925)	3,900.00	Jan 2021	(118,250)
(100)	Six Flags Entertainment Corp.	(341,000)	37.50	Jan 2021	(4,700)
(125)	Six Flags Entertainment Corp.	(426,250)	40.00	Jan 2021	(1,875)
(75)	Walt Disney (The) Co.	(1,358,850)	180.00	Jan 2021	(38,625)
(50)	Walt Disney (The) Co.	(905,900)	190.00	Jan 2021	(8,050)
	Total Call Options Written				(407,530)
	(Premiums received $632,168)

Net Other Assets and Liabilities – 1.4%	5,064,384
Net Assets – 100.0%	$365,431,959

(a)	All or a portion of these securities are pledged to cover index call options written.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $257,133,024. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $119,761,544 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,526,993. The net unrealized appreciation was $103,234,551. The unrealized amounts presented are inclusive of derivative contracts.
(d)	Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund’s portfolio.

ADR	American Depositary Receipt

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 342,332,915	$ 342,332,915	$ —	$ —
Real Estate Investment Trusts*	12,295,720	12,295,720	—	—
Common Stocks - Business Development Companies*	3,631,350	3,631,350	—	—
Warrants*	49,795	49,795	—	—
$100 Par Preferred Securities*	2,465,325	2,465,325	—	—
Total Investments	$ 360,775,105	$ 360,775,105	$—	$—
LIABILITIES TABLE
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (407,530)	$ (406,370)	$ (1,160)	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Assets and Liabilities
December 31, 2020
ASSETS:
Investments, at value (Cost $256,257,471)	$ 360,775,105
Cash	5,217,513
Dividends receivable	270,624
Prepaid expenses	2,736
Total Assets	366,265,978
LIABILITIES:
Options written, at value (Premiums received $632,168)	407,530
Payables:
Investment advisory fees	306,014
Audit and tax fees	43,523
Shareholder reporting fees	28,211
Administrative fees	15,460
Custodian fees	14,039
Legal fees	11,424
Transfer agent fees	5,209
Financial reporting fees	771
Trustees’ fees and expenses	3
Other liabilities	1,835
Total Liabilities	834,019
NET ASSETS	$365,431,959
NET ASSETS consist of:
Paid-in capital	$ 263,882,127
Par value	199,828
Accumulated distributable earnings (loss)	101,350,004
NET ASSETS	$365,431,959
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$18.29
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	19,982,838

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Operations
For the Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $16,235)	$ 6,155,664
Interest	2,955
Total investment income	6,158,619
EXPENSES:
Investment advisory fees	3,207,284
Administrative fees	157,476
Shareholder reporting fees	100,950
Legal fees	48,931
Audit and tax fees	43,604
Transfer agent fees	31,056
Custodian fees	28,084
Listing expense	26,268
Trustees’ fees and expenses	15,934
Financial reporting fees	9,250
Other	15,825
Total expenses	3,684,662
NET INVESTMENT INCOME (LOSS)	2,473,957
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	18,222,559
Written options contracts	1,980,766
Net realized gain (loss)	20,203,325
Net change in unrealized appreciation (depreciation) on:
Investments	27,158,774
Written options contracts	177,893
Net change in unrealized appreciation (depreciation)	27,336,667
NET REALIZED AND UNREALIZED GAIN (LOSS)	47,539,992
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 50,013,949
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statements of Changes in Net Assets
	Year Ended 12/31/2020	Year Ended 12/31/2019
OPERATIONS:
Net investment income (loss)	$ 2,473,957	$ 3,417,780
Net realized gain (loss)	20,203,325	19,605,590
Net change in unrealized appreciation (depreciation)	27,336,667	60,345,744
Net increase (decrease) in net assets resulting from operations	50,013,949	83,369,114
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(22,780,435)	(22,772,258)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	—	158,582
Net increase (decrease) in net assets resulting from capital transactions	—	158,582
Total increase (decrease) in net assets	27,233,514	60,755,438
NET ASSETS:
Beginning of period	338,198,445	277,443,007
End of period	$ 365,431,959	$ 338,198,445
COMMON SHARES:
Common Shares at beginning of period	19,982,838	19,973,164
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	—	9,674
Common Shares at end of period	19,982,838	19,982,838

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 16.92	$ 13.89	$ 16.51	$ 15.23	$ 14.99
Income from investment operations:
Net investment income (loss)	0.12	0.17	0.19	0.20	0.19
Net realized and unrealized gain (loss)	2.39	4.00	(1.67)	2.19	1.01
Total from investment operations	2.51	4.17	(1.48)	2.39	1.20
Distributions paid to shareholders from:
Net investment income	(0.08)	(0.14)	(0.19)	(0.23)	(0.18)
Net realized gain	(1.06)	(1.00)	(0.95)	(0.88)	(0.48)
Return of capital	—	—	—	—	(0.30)
Total distributions paid to Common Shareholders	(1.14)	(1.14)	(1.14)	(1.11)	(0.96)
Net asset value, end of period	$18.29	$16.92	$13.89	$16.51	$15.23
Market value, end of period	$17.62	$17.25	$12.92	$16.19	$13.51
Total return based on net asset value (a)	16.84%	30.78%	(9.19)%	16.53% (b)	9.18%
Total return based on market value (a)	10.41%	43.34%	(13.86)%	28.82%	9.98%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 365,432	$ 338,198	$ 277,443	$ 329,835	$ 304,114
Ratio of total expenses to average net assets	1.15%	1.14%	1.14%	1.14%	1.13%
Ratio of net investment income (loss) to average net assets	0.77%	1.08%	1.13%	1.21%	1.27%
Portfolio turnover rate	20%	37%	45%	36%	32%

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	The Fund received a reimbursement from Chartwell in the amount of $17,250, which represents less than $0.01 per share. Since the Fund was reimbursed, there was no effect on the Fund’s total return.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020
1. Organization
First Trust Enhanced Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FFA” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.285 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), exchange-traded funds, convertible preferred stocks, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020
writing (selling) the options. The Fund may write (sell) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”), consistent with the Fund’s investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020
automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the year ended December 31, 2020, primarily as a result of the difference between book and tax treatments of income and gains on various investment securities held by the Fund, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $44,940, and an increase in accumulated net realized gain (loss) on investments of $44,940. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$4,535,363	$5,807,796
Capital gains	18,245,072	16,964,462
Return of capital	—	—
As of December 31, 2020, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$2,101,603
Undistributed capital gains	—
Total undistributed earnings	2,101,603
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	103,234,551
Total accumulated earnings (losses)	105,336,154
Other	(3,986,150)
Paid-in capital	264,081,955
Total net assets	$365,431,959
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2020, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards that may be carried forward indefinitely.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of December 31, 2020, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund will pay all expenses directly related to its operations.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Chartwell manages the Fund’s portfolio subject to First Trust’s supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid monthly by First Trust out of its investment advisory fee.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended December 31, 2020, were $63,808,419 and $84,285,871, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at December 31, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	$ —	Options written, at value	$ 407,530
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$1,980,766
Net change in unrealized appreciation (depreciation) on written options contracts	177,893
During the fiscal year ended December 31, 2020, the premiums for written options opened were $12,295,406, and the premiums for written options closed, exercised and expired were $12,119,063.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Enhanced Equity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Equity Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the year ended December 31, 2020, the amount of long-term capital gain distributions designated by the Fund was $18,245,072 which is taxable at the applicable capital gain tax rates for federal income tax purposes.
Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2020, 41.17% qualified for the corporate dividends received deduction available to corporate shareholders. The Fund hereby designates as qualified dividend income 45.66% of its ordinary income distributions (including short-term capital gain, if applicable), for the year ended December 31, 2020.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 23, 2020, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 22, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of First Trust Enhanced Equity Income Fund as the Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 17,912,876 and the number of votes withheld was 187,813. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.
Amended and Restated By-Laws
On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).
Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of shareholder proposals and nominations to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of shareholder proposals or nominations, including a requirement to provide certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws contain certain changes contemplating the nomination, qualification and procedures for the election of Trustees. The Amended and Restated By-Laws require additional information from a nominee for Trustee, and if requested, require a nominee to sit for an interview with the Board, to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees.
The Amended and Restated By-Laws provide that in the instance in which the number of persons nominated for election as Trustee exceeds the number of Trustees to be elected, the affirmative vote of a majority of shares outstanding and entitled to vote in such an election is required to elect a Trustee. In all other elections, the plurality standard pursuant to which Trustees are elected will remain.
The Amended and Restated By-Laws also include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to seek to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share Provisions do not eliminate voting rights for

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020 (Unaudited)
common shares acquired in Control Share Acquisitions, but rather entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share Provisions define a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such shares the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
Share acquisitions that pre-date the adoption of the Amended and Restated By-Laws are excluded from the definition of Control Share Acquisition. However, such shares are included in assessing whether any subsequent share acquisition exceeds the above thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share Provisions, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized. If a shareholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition does not demand a special meeting of Fund shareholders, consideration of the authorization of voting rights of such shares shall be presented at the Fund’s next annual or special meeting of shareholders.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Investment Objective, Policies and Risks
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objective
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation.
Principal Investment Policies
Under normal market conditions, the Fund pursues an integrated investment strategy in which it invests substantially all of its Managed Assets (as defined below) in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing basis writes (sells) covered call options. Common stocks are selected by the Sub-Advisor by utilizing a combination of its proprietary quantitative/qualitative selection criteria. The covered call options written (sold) by the Fund are normally against the equity securities that are held in the Fund’s portfolio with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund’s investment objective.
“Managed Assets” means the average daily gross assets of the Fund minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Common Shares and accrued liabilities (including the value of call options written (sold)).
Under normal market conditions the Fund seeks to produce a high level of current income and gains primarily from the premium income it receives from writing (selling) call options, from the dividends received on the equity securities held in the Fund’s portfolio, and to a lesser extent, from capital appreciation in the value of equity securities underlying such covered call options.
•	Common Stock/Equity Securities: The Sub-Advisor selects common stocks and equity securities by utilizing its proprietary quantitative/qualitative selection criteria, which focuses on sectors, industries and individual common stocks and equity securities that exhibit strong fundamental characteristics.
o	The Fund invests substantially all, but in no event less than 90%, of its Managed Assets in common stocks and other equity securities such as Real Estate Investment Trusts, Master Limited Partnerships and Investment Companies (including exchange-traded funds and business development companies).
o	The Fund may invest up to 20% of its Managed Assets in U.S. dollar-denominated equity securities of foreign issuers.
o	The Fund may invest up to 10% of its Managed Assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly.
o	The Fund may invest up to 25% of its Managed Assets in the equity securities of issuers in a single industry or sector of the economy.
•	Covered Call Options: The Fund writes (sells) covered call options, including Long-Term Equity AnticiPation Securities (“LEAPS®”), held against the equity securities held in the Fund’s portfolio with strike prices (defined below) and expiration dates (defined below) that are collectively intended to provide risk/reward characteristics that are consistent with the Fund’s investment objective.
o	The Fund’s Sub-Advisor writes (sells) call options as determined to be appropriate, consistent with the Fund’s investment objective.
o	The Fund writes (sells) options that are considered “covered” because the Fund owns equity securities against which the options are written (sold). The number of call options the Fund can write (sell) is limited by the number of equity securities the Fund holds in its portfolio.
o	The Fund does not write (sell) “naked” options, i.e., options on more equity securities than are held in the Fund’s portfolio.
o	When the Fund writes (sells) a call option, it sells to the buyer (the “option holder”) the right, but not the obligation, to purchase a particular asset (the underlying equity security) from the Fund at a fixed price (the “strike price”) on or before a specified date (the “expiration date”). In exchange for the right to purchase the underlying equity security, the option holder pays a fee (a “premium”) to the Fund. The Fund typically utilizes “American-style” options, which may be exercised at any time between the date of purchase and the expiration date. The Fund may write (sell) “European-style” options, which may be exercised only during a specified period of time just prior to the expiration date.

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020 (Unaudited)
o	A call option normally represents the right to purchase 100 shares of the underlying equity security.
o	Conventional listed call options have expiration dates which generally can be up to nine months from the date the call options are first listed for trading. Longer-term call options, such as LEAPS®, can have expiration dates up to three years from the date of listing.
o	The Fund primarily writes (sells) call options which are “out-of-the-money”, meaning options with a strike price above the current market price of the underlying equity security. The Fund may write (sell) “in-the-money” (call options with a strike price below the current market price of the underlying equity security) and “at-the-money” (call options with a strike price equal to the current price of the underlying equity security). In-the-money and at-the-money call options may be written (sold) as a defensive measure to protect against a possible decline in the underlying security.
In addition to the Fund’s use of covered call option writing (selling), the Fund may, but is not required to, use various hedging and strategic transactions to facilitate portfolio management and mitigate risks. In utilizing these strategic transactions, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions. The Fund may purchase derivative investments that combine features of these instruments.
The Fund’s investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as further detailed below. The remainder of the Fund’s investment policies, unless otherwise stated, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees of the Fund without approval of the holders of the Fund’s Common Shares. The Fund will provide investors with at least 60 days prior notice of any change in the Fund’s investment strategy.
Fundamental Investment Policies
Except as provided below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares:
(1)	issue senior securities, as defined in the 1940 Act, other than the borrowings permitted by investment restriction (2) set forth below;
(2)	borrow money, except as permitted by the 1940 Act;
(3)	act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;
(4)	purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;
(5)	purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;
(6)	make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;
(7)	with respect to 75% of its total assets, purchase any securities, if as a result more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation; and
(8)	invest 25% or more of its total assets in securities of issuers in any single industry, provided there shall be no limitation on the purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
For the purpose of applying the limitation set forth in subparagraph (7) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020 (Unaudited)
other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.
Under the 1940 Act, when used with respect to particular shares of the Fund, a “majority of the outstanding” Common Shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting shares are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting shares, whichever is less.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Equity Securities Risk. The Fund invests in equity securities. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers or their industries occur.
Income Risk. Net investment income paid by the Fund to its Common Shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund’s portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund’s portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.
Industry and Sector Risk. The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry. If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy. Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.
The Fund may invest 25% or more of its total assets in securities of issuers in a single sector. Currently, the Fund makes significant investments in equity securities of companies in the technology sector. The technology sector may include, for example, companies that rely extensively on technology, science or communications in their product development or operations. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; and evolving industry

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020 (Unaudited)
standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks have experienced extreme price and volume fluctuations that are often unrelated to the operating performance of the respective company. In addition, technology companies can be particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs.
Investment Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. issuers may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.
Option Risk. The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund’s portfolio as determined to be appropriate by the Fund’s Sub-Advisor, consistent with the Fund’s investment objective. The ability to successfully implement the Fund’s investment strategy depends on the Sub-Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.
Potential Conflicts of Interest Risk. First Trust, Chartwell and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Chartwell currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund.

Board of Trustees and Officers
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	190	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	190	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	190	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	190	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	190	None

(1)	Currently, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2023 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since December 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2020

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b) Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $38,000.00 for 2019 and $38,000.00 for 2020.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2019 and $0 for 2020.

Audit-Related Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2019 and $0 for 2020.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,266 for 2019 and $5,263 for 2020. These fees were for tax preparation. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for 2019 and $0 for 2020.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2019 and $0 for 2020.

All Other Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2019 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2019 were $5,266 and $75,670 for the Registrant and the Registrant’s investment adviser, respectively, and for 2020 were $5,263 and $23,200, for the Registrant and the Registrant’s investment adviser, respectively.
(h)	The Registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of March 10, 2021

Chartwell Investment Partners, LLC (“Chartwell”), a wholly owned subsidiary of TriState Capital Holdings, Inc., is a research based equity and fixed-income manager with a disciplined, team-oriented investment process. The Chartwell Portfolio Management Team consists of the following:

Douglas W. Kugler, CFA

Principal, Senior Portfolio Manager

Mr. Kugler is a Senior Portfolio Manager on Chartwell’s large-cap equity portfolio management team and has 24 years of investment industry experience. His areas of focus include the Consumer Discretionary, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor’s degree in Accounting from the University of Delaware.

Peter M. Schofield, CFA

Principal, Senior Portfolio Manager

Mr. Schofield is a Senior Portfolio Manager on Chartwell’s large-cap equity portfolio management team and has 36 years of investment industry experience. His areas of focus include Consumer Staples, Health Care and Information Technology. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor’s degree in History from the University of Pennsylvania.

The investment team for the First Trust Enhanced Equity Income Fund consists of two portfolio managers with an average of 265 years of investment experience. All team members (portfolio managers and analysts) conduct fundamental research and meet with company management. Purchase and sale decisions are discussed among the team members, however, final decision-making responsibility rests with Mr. Kugler. In addition, while each team member may be consulted on any options transactions involving the portfolio, Mr. Kugler has full responsibility for decisions involving the options program.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of December 31, 2020

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Douglas W. Kugler	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$1,522,207	0	$0
	Other Accounts:	19	$504,921,207	0	$0

2. Peter M. Schofield	Registered Investment Companies:	1	$56,773,147	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	19	$504,921,207	0	$0

Potential Conflicts of Interests

The portfolio managers manage other accounts for Chartwell including institutional portfolios of similar investment styles. None of these portfolio managers manage any hedge funds nor any accounts with performance-based fees. When registered funds and investment accounts are managed side-by-side, firm personnel must strictly follow the policies and procedures outlined in our Trade Allocation Policy to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. When registered funds and investment accounts are trading under the same investment product, and thus trading the same securities, shares are allocated on a pro-rata basis based on market value, and all portfolios obtain the same average price.

On a monthly basis, Jon Caffey, a member of our Compliance Group, oversees the performance calculation process handled in Operations, and completes a spreadsheet of monthly portfolio returns by client. Caffey provides this spreadsheet to the CEO, COO, CCO and various investment personnel for their review. Any performance dispersion noted by anyone on the distribution list is investigated by Caffey by reviewing the underlying transactional detail, holdings & security weightings by portfolio. This monthly process ensures that all portfolios that are managed under the same investment product are treated fairly, and traded in accordance with firm policy.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of December 31, 2020

The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, ownership distribution, and an annual profit-sharing contribution to the firm’s retirement plan.

A portfolio manager’s and analyst’s base salary is determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s and analyst’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm. For employee retention purposes, if an individual employee’s bonus exceeds $50,000 for a given year, an amount equal to 25% of the bonus is deferred and paid 3 years after the initial pay date. Chartwell also provides a profit sharing and 401(k) plan for all employees. The annual profit-sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.

The performance of the fund does factor into each portfolio manager’s compensation. Chartwell considers the one (1) and three (3) year performance of the fund compared to a combination of either the S&P 500 or BXM benchmarks and the fund’s performance compared to its’ peer group in consideration of each portfolio manager’s compensation

As described above, for employee retention purposes, if an individual employee’s bonus exceeds $50,000 for a given year, an amount equal to 25% of the bonus is deferred and paid 3 years after the initial paydate. Chartwell also provides a profit sharing and 401(k) plan for all employees.

(a)(4) Disclosure of Securities Ownership

Information provided as of December 31, 2020:

Name of Portfolio Manager or Team Member	Dollar Range of Fund Shares Beneficially Owned

Douglas W. Kugler	$100,001-500,000
Peter M. Schofield	$0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).

Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of nominees for Trustee to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of nominations, including a requirement to provide certain information about the nominee, and if requested, requires a nominee to sit for an interview with the Board to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees. Any shareholder considering making a nomination should carefully review and comply with those provisions of the Amended and Restated By-Laws.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-end Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Enhanced Equity Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	March 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	March 11, 2021

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	March 11, 2021

* Print the name and title of each signing officer under his or her signature.